AMERICAN AADVANTAGE MILEAGE FUNDS
               SUPPLEMENT TO THE PROSPECTUS DATED MARCH 1, 2001

At their November 16, 2001 meeting, the Board of Trustees approved a reorganization of the following Mileage Funds: Balanced, Large Cap Value,
Small Cap Value, International Equity, S&P 500 Index, Intermediate Bond, and Short-Term Bond (collectively, the "Funds"). Pending approval of the Funds' shareholders at a meeting scheduled to be held on February 15, 2002, shares of each Fund will be reorganized into corresponding American AAdvantage Fund - PlanAhead Class shares. Effective immediately, new account applications will no longer be accepted for the Funds. The Money Market, Municipal Money
Market, and U.S. Government Money Market Funds are not affected by this change.

- The following is added as the first paragraph under the Opening an Account section on page 30:

       New account applications are only accepted in the Money Market, Municipal Money Market, and U.S. Government Money Market Funds.